UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland		21046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On September 8, 2009, Osiris Therapeutics, Inc. issued a press release announcing preliminary results for two phase III trials evaluating Prochymal for the treatment of acute graft versus host disease (GvHD). GvHD, the most common complication of bone marrow transplantation, is a life-threatening disease for which there is currently no approved treatment.  Prochymal showed significant improvements in response rates in difficult-to-treat liver and gastrointestinal GvHD, however neither trial reached its primary endpoint.

Key findings from the GvHD trials include:

•                  There was no statistical difference between Prochymal and placebo on the primary endpoints for either the steroid-refractory (35% vs. 30%, n=260) or the first-line (45% vs. 46%, n=192) GvHD trials.

•                  The primary endpoint for the steroid-refractory GvHD trial (durable complete response) for the per protocol population approached statistical significance (40% vs. 28%, p=0.087, n=179).

•                  In patients with steroid-refractory liver GvHD, treatment with Prochymal significantly improved response (76% vs. 47%, p=0.026, n=61) and durable complete response (29% vs. 5%, p=0.046).

•                  Prochymal significantly improved response rates in patients with steroid-refractory gastrointestinal GvHD (88% vs. 64%, p=0.018, n=71).

•                  In pediatric patients, Prochymal showed a strong trend of improvement in response rates (86% vs. 57%, p=0.094, n=28)

. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(d)     Exhibits.

99.1         Registrant’s press release dated September 8, 2009

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.  Risks and that could cause our actual results to differ materially from those anticipated in forward-looking statements, include the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K filed with the United States Securities and Exchange. You should not unduly rely on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: September 8, 2009	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Vice President of Finance (principal accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s press release dated September 8, 2009